Convertible Note and Equity Line of Credit	12 Months Ended
Dec. 31, 2023
Convertible Note And Equity Line Of Credit
Convertible Note and Equity Line of Credit

9. Convertible Note and Equity Line of Credit

Convertible Note Financing

On December 27, 2023, the Company entered into a securities purchase agreement (the “Note Purchase Agreement”) with 3i, LP (“3i”), pursuant to which the Company sold and 3i purchased: (i) a senior unsecured convertible note we issued in the aggregate principal amount of $2,750,000, with an 10.0% original issue discount and an interest rate of 9.0% per annum (the “3i Note”), (ii) up to $247,500 in newly issued shares of Common Stock (the “Interest Shares”), which may be payable, at the Company’s option and subject to the fulfillment of certain conditions set forth in the 3i Note, to satisfy interest payments under the 3i Note, and 63,497 shares of Common Stock, which is equal to $300,000 of shares of Common Stock calculated as of the date of the Note Purchase Agreement issued to 3i as consideration for its commitment to purchase the 3i Note (collectively, the “Convertible Note Financing”). The gross proceeds to the Company from the Convertible Note Financing were $2.5 million, prior to the payment of legal fees and transaction expenses. The offering of securities in the Convertible Note Financing was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-272956), which the Company filed with the SEC on June 27, 2023 and was declared effective on July 10, 2023.

Unless earlier converted or redeemed, the 3i Note will mature on December 27, 2024, the date that is the one-year anniversary of the issuance date of the note, provided that 3i may, at its option, extend the maturity date of the 3i Note if (i) an event of default under the note has occurred and is continuing (or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an event of default under the note), or (ii) for a period of 20 business days after the consummation of a Fundamental Transaction (as defined in the 3i Note) if certain events occur.

Upon the sale of any shares of Common Stock under the Equity Line of Credit (as defined below), 3i may require the Company to (i) redeem in cash all, or any portion, of the 3i Note at a five percent (5.0%) redemption premium to the greater of the face value and the equity value of Common Stock underlying the 3i Note, and (ii) use up to fifty percent (50.0%) of the gross proceeds raised from such sales under the Equity Line of Credit to redeem in cash all, or any portion, of the 3i Note.

Equity Line Purchase Agreement

On December 27, 2023, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) with Tumim Stone Capital, LLC (“Tumim”), pursuant to which the Company has the right, but not the obligation, to sell to Tumim, and Tumim is obligated to purchase, up to the lesser of (a) $20,000,000 in aggregate gross purchase price of newly issued Common Stock and (b) the Exchange Cap (as defined in the Common Stock Purchase Agreement) (the “Equity Line of Credit” and, such financing, the “Equity Line of Credit Financing”). In connection with the Equity Line of Credit Financing, we filed a Registration Statement on Form S-1 (File No. 333-276663) with the SEC on January 23, 2024, which was declared effective on February 9, 2024.